EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Motive Capital Corp II (the “Company”) on Form 10-Q for the three months ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kristy Trieste, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2022

/s/ Kristy Trieste
Name:	Kristy Trieste
Title:	Chief Financial Officer
(Principal Financial Officer)